UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2010

HERSHA HOSPITALITY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-14765	251811499
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

44 Hersha Drive
Harrisburg, Pennsylvania 17102
 (Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (717) 236-4400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On October 19, 2010, Hersha Hospitality Trust (the “Company”) and Hersha Hospitality Limited Partnership entered into an underwriting agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated as the representatives of the several underwriters named on Schedule A to the underwriting agreement, relating to the issuance and sale of 25,000,000 Class A common shares of beneficial interest, at a public offering price of $5.80 per share. Pursuant to the underwriting agreement, the Company granted the underwriters a 30-day option to purchase up to 3,750,000 additional common shares at the public offering price, less the underwriting discount, which option was exercised by the underwriters on October 19, 2010. The closing of the offering, which is subject to customary closing conditions, is expected to occur on October 22, 2010.

The common shares being issued and sold pursuant to the underwriting agreement have been registered on the Company’s shelf registration statement on Form S-3 (File No. 333-163121), which was declared effective by the Securities and Exchange Commission on December 15, 2009.

The underwriting agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the material terms of the underwriting agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the underwriting agreement, see the disclosure under the caption “Underwriting” contained in the Company’s prospectus supplement, dated October 19, 2010, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference.

In connection with the filing of the underwriting agreement, the Company is filing as Exhibit 5.1 and Exhibit 8.1 hereto opinions of its counsel, Hunton & Williams LLP.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

1.1	Underwriting Agreement dated October 19, 2010

5.1	Opinion of Hunton & Williams LLP regarding the legality of the securities dated October 22, 2010

8.1	Opinion of Hunton & Williams LLP regarding certain tax matters dated October 22, 2010

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HERSHA HOSPITALITY TRUST

Date: October 22, 2010	By:	/s/Ashish R. Parikh
Name: Ashish R. Parikh
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement dated October 19, 2010

5.1	Opinion of Hunton & Williams LLP regarding the legality of the securities dated October 22, 2010

8.1	Opinion of Hunton & Williams LLP regarding certain tax matters dated October 22, 2010

23.1	Consent of Hunton & Williams LLP (included in Exhibit 5.1 and Exhibit 8.1)